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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 9, 2000
               Date of Report (date of earliest event reported)


                             READ-RITE CORPORATION
           --------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

          Delaware                     000-19512                94-2770690
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                345 Los Coches
                          Milpitas, California 95035
        --------------------------------------------------------------
         (Address, including zip code of principal executive offices)


              Registrant's telephone number, including area code:

                                (408) 262-6700


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Item 5.   OTHER EVENTS.

     On March 9, 2000 Read-Rite Corporation issued a press release announcing that it had amended the terms of its pending exchange offer to eliminate the condition which required at least 66 2/3% of the existing notes to be tendered. Read-Rite Corporation also announced that it had extended the expiration date of the exchange offer to 12:00 midnight, Eastern Standard Time, on March 15, 2000.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.


   Exhibit No.                Description

      99.1         Press Release Issued March 9, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        READ-RITE CORPORATION


Dated: March 13, 2000                   By: /s/ Cyril J. Yansouni
                                           -------------------------------------
                                            Cyril J. Yansouni
                                            Chairman and Chief Executive Officer

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                                 EXHIBIT INDEX

   Exhibit No.               Description

      99.1         Press Release Issued March 9, 2000

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